UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

TIER REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

74248

(Address of principal executive offices)

(Zip Code)

(972) 931-4300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD.

On November 19, 2013, TIER REIT, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), first used the presentation attached hereto as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review third quarter 2013 results and the Company’s updated estimated value per share.  The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The presentation materials include information about Modified Funds from Operations (“MFFO”) and Same Store Cash Net Operating Income.  In order to derive MFFO, we begin with Funds from Operations (“FFO”), which is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance.  FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in the April 2002 “White Paper on Funds From Operations” as net income (loss), computed in accordance with accounting principles generally accepted in the United State of America (“GAAP”), excluding extraordinary items, as defined by GAAP, gains (or losses) from sales of property and impairments of depreciable real estate (including impairments of investments in unconsolidated joint ventures and partnerships which resulted from measurable decreases in the fair value of the depreciable real estate held by the joint venture or partnership), plus depreciation and amortization on real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests.

Since FFO was promulgated, several new accounting pronouncements have been issued, such that management, industry investors and analysts have considered the presentation of FFO alone to be insufficient to evaluate operating performance. Accordingly, we use MFFO, as defined by the Investment Program Association, which excludes from FFO the following items:

(1)                                 acquisition fees and expenses;

(2)                                 straight line rent amounts, both income and expense;

(3)                                 amortization of above- or below-market intangible lease assets and liabilities;

(4)                                 amortization of discounts and premiums on debt investments;

(5)                                 impairment charges on real estate related assets to the extent not already excluded from net income in the calculations of FFO, such as non-depreciable properties, loans receivable, and equity and debt investments;

(6)                                 gains or losses from the early extinguishment of debt;

(7)                                 gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivative holdings except where the trading of such instruments is a fundamental attribute of our operations;

(8)                                 gains or losses related to fair value adjustments for interest rate swaps and other derivatives not qualifying for hedge accounting, foreign exchange holdings and other securities;

(9)                                 gains or losses related to consolidation from, or deconsolidation to, equity accounting;

(10)                          gains or losses related to contingent purchase price adjustments; and

(11)                          adjustments for consolidated and unconsolidated partnerships and joint ventures calculated to reflect MFFO on the same basis as above.

The determination of whether impairment charges have been incurred is based partly on anticipated operating performance and hold periods.  Estimated undiscounted cash flows from a property, derived from estimated future net rental and lease revenues, net proceeds on the sale of the property, and certain other ancillary cash flows are taken into account in determining whether an impairment charge has been incurred.  While impairment charges for depreciable real estate are excluded from net income (loss) in the calculation of FFO and impairment charges for other real estate related assets are excluded in the calculation of MFFO as described above, impairments reflect a decline in the value of the applicable property that we may not recover.

Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate and intangibles diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient.  As a result, we believe that the use of MFFO, together with the required GAAP presentation, provides a more complete understanding of our performance because it excludes the adjustments in FFO and MFFO outlined above.  Factors that impact MFFO include fixed costs, lower yields on cash held in accounts, income from portfolio properties and other portfolio assets, interest rates on debt financing and operating expenses.  When compared period over period, MFFO reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs that are not immediately apparent from net income.  We believe fluctuations in MFFO are indicative of changes and potential changes in operating activities.

Accordingly, we believe that MFFO can be a useful metric to assist management, stockholders and analysts in assessing the sustainability of operating performance.  MFFO is also more comparable in evaluating our performance over time.  We also believe that MFFO is a recognized measure of sustainable operating performance by the real estate industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that do not have a similar level of involvement in acquisition activities or are not similarly affected by impairments and other non-operating charges.  By providing MFFO, we believe we are presenting useful information that assists stockholders in better aligning their analysis with management’s analysis of long-term, core operating activities.

MFFO should neither be considered as an alternative to net income (loss), nor as an indication of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  Additionally, the exclusion of impairments limits the usefulness of MFFO as an historical operating performance measure since an impairment charge indicates that operating performance has been permanently affected.  MFFO is not a useful measure in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining MFFO.  MFFO is a non-GAAP measurement and should be reviewed in connection with other GAAP measurements.  Our MFFO attributable to common stockholders as presented may not be comparable to amounts calculated by other REITs that do not define FFO in accordance with the current NAREIT definition or MFFO in accordance with the current IPA definition or that interpret the definitions differently.

The following table presents our calculation of FFO attributable to common stockholders and MFFO attributable to common stockholders for the three and nine months ended September 30, 2013 and 2012 (in thousands except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Net income (loss)	$7,148	$(31,296)	$(9,042)	$(93,274)
Net (income) loss attributable to noncontrolling interests	(429)	69	(410)	144
Adjustments (1):
Real estate depreciation and amortization from consolidated properties	43,739	48,338	130,237	147,814
Real estate depreciation and amortization from unconsolidated properties	1,493	1,784	4,455	5,515
Real estate depreciation and amortization from noncontrolling interests	(171)	(198)	(504)	(565)
Impairment of depreciable real estate assets	—	8,301	4,879	25,086
Gain on sale or transfer of depreciable real estate	(9,894)	(5,041)	(30,714)	(20,230)
Noncontrolling interest share of gain on sale or transfer of depreciable real estate	459	—	459	—
Noncontrolling interest (OP units) share of above adjustments	(51)	(77)	(157)	(229)
FFO attributable to common stockholders	42,294	21,880	99,203	64,261
Adjustments (1) (2):
Acquisition expenses	—	—	95	—
Straight-line rent adjustment	(1,043)	(2,939)	(6,763)	(14,503)
Amortization of above- and below-market rents, net	(3,173)	(3,556)	(7,992)	(10,009)
Net gain on troubled debt restructuring and early extinguishment of debt	(22,035)	—	(35,328)	(3,587)
Noncontrolling interest (OP units) share of above adjustments	38	9	72	40
MFFO attributable to common stockholders	$16,081	$15,394	$49,287	$36,202
Weighted average common shares outstanding - basic	299,192	298,618	299,192	298,127
Weighted average common shares outstanding - diluted (3)	299,653	298,646	299,561	298,156
Net income (loss) per common share - basic and diluted (3)	$0.02	$(0.10)	$(0.03)	$(0.31)
FFO per common share - basic and diluted	$0.14	$0.07	$0.33	$0.22
MFFO per common share - basic and diluted	$0.05	$0.05	$0.16	$0.12

(1)Reflects the adjustments of continuing operations, as well as discontinued operations.

(2)Includes adjustments for unconsolidated properties and noncontrolling interests.

(3)There are no dilutive securities for purposes of calculating the net income (loss) per common share.

We define net operating income (“NOI”) as rental revenue, less property operating expenses, real estate taxes and property management fees.   We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not associated with management of the properties, such as general and administrative expenses, asset management fees and interest expense.  We define Same Store Cash NOI as NOI (excluding bad debt expense) less lease termination fee income and non-cash revenue items including straight-line rent adjustments and the amortization of above and below market rent and lease incentives.  We view Same Store Cash NOI both year-over-year and quarter-over-quarter as an important measure of the operating performance of our properties because it allows us to compare operating results of consolidated properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.  The following table presents our calculations of Same Store Cash NOI for the three months ended September 30, 2013 and 2012, the three months ended September 30, 2013 and June 30, 2013, and the nine months ended September 30, 2013 and 2012 (in thousands, except property count):

	Three Months Ended		Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2013	September 30, 2013	September 30, 2013	September 30, 2013	September 30, 2013
Same store Cash NOI:
Revenues:
Total revenue	$86,132	$86,153	$86,132	$87,020	$259,203	$255,351
Less:
Straight-line rent revenue adjustment	438	1,895	438	1,916	4,571	8,087
Above/below market rent amortization & lease incentives	2,193	2,217	2,193	1,221	4,710	5,871
Lease termination fees	473	238	473	159	741	1,223
	83,028	81,803	83,028	83,724	249,181	240,170

Expenses:
Property related expenses	26,889	25,572	26,889	26,225	79,424	74,994
Bad debt expense	405	179	405	288	666	1,443
Real estate taxes	13,109	12,794	13,109	12,633	38,005	38,416
Property management fees	2,625	2,464	2,625	2,575	7,747	7,585
Property Expenses	43,028	41,009	43,028	41,721	125,842	122,438

Same store cash NOI	$40,000	$40,794	$40,000	$42,003	$123,339	$117,732

Same store GAAP NOI:
Total revenue	$86,132	$86,153	$86,132	$87,020	$259,203	$255,351
Less: Property expenses	43,028	41,009	43,028	41,721	125,842	122,438
Same store GAAP NOI	$43,104	$45,144	$43,104	$45,299	$133,361	$132,913

Executed % SF Leased at period end (% owned)	86%	86%	86%	87%	86%	86%

Consolidated Operating Properties	36		36		36
Square Feet (% owned)	13,465		13,465		13,465

The following table presents our reconciliation of net income (loss) to Same Store Cash NOI through NOI for the three months ended September 30, 2013 and 2012, the three months ended September 30, 2013 and June 30, 2013, and the nine months ended September 30, 2013 and 2012 (in thousands):

	Three Months Ended		Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2013	September 30, 2013	September 30, 2013	September 30, 2013	September 30, 2013
Same store cash NOI reconciliation
Net income (loss)	$7,148	$(31,296)	$7,148	$(20,168)	$(9,042)	$(93,274)
Adjustments to reconcile net income (loss) to NOI:
Interest expense	26,878	29,688	26,878	27,354	81,654	89,421
Asset management fees	—	320	—	—	—	7,949
Asset impairment losses	—	—	—	—	—	16,186
General & administrative expenses	3,960	5,403	3,960	3,909	12,398	10,900
Amortization of restricted shares and units	249	—	249	214	573	—
Straight-line rent expense adjustment	(3)	(1)	(3)	(3)	(9)	99
Real estate depreciation and amortization	36,861	37,647	36,861	35,136	107,272	115,080
Depreciation - other intangible assets	—	42	—	1,147	1,274	42
Interest and other income	(151)	(453)	(151)	(87)	(774)	(630)
Gain on troubled debt restructuring	—	—	—	—	—	(201)
Provision/(benefit) for income taxes	328	(546)	328	125	414	(32)
Equity in earnings of investments	(346)	(398)	(346)	(520)	(68)	(1,327)
(Income)/ loss from discontinued operations	(31,817)	6,451	(31,817)	(1,719)	(44,036)	(5,988)
Gain on sale or transfer of assets	—	—	—	—	(16,102)	(362)
Net operating income (NOI)	43,107	46,857	43,107	45,388	133,554	137,863
Net operating income of non same store properties	(3)	(1,713)	(3)	(89)	(193)	(4,950)
Same store GAAP NOI	43,104	45,144	43,104	45,299	133,361	132,913

Straight-line rent revenue adjustment	(438)	(1,895)	(438)	(1,916)	(4,571)	(8,087)
Above/below market rent amortization & lease incentives	(2,193)	(2,217)	(2,193)	(1,221)	(4,710)	(5,871)
Lease termination fees	(473)	(238)	(473)	(159)	(741)	(1,223)
Same store cash NOI	$40,000	$40,794	$40,000	$42,003	$123,339	$117,732

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1         TIER REIT, Inc. – Third Quarter 2013 Conference Call Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: November 19, 2013	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President – Legal, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	TIER REIT, Inc. – Third Quarter 2013 Conference Call Presentation